Investor Update As of September 30, 2014

Forward-Looking Statements Forward-looking statements made in this presentation involve a number of risks and uncertainties, but not limited to, our ability to successfully operate the new nursing centers in Alabama, Kansas, Kentucky, Missouri, Ohio, and Indiana, our ability to increase patients served at our renovated centers, changes in governmental reimbursement, government regulation, the impact of the recently adopted federal health care reform or any future health care reform, any increases in the cost of borrowing under our credit agreements, our ability to comply with covenants contained in those credit agreements, the outcome of professional liability lawsuits and claims, our ability to control ultimate professional liability costs, the accuracy of our estimate of our anticipated professional liability expense, the impact of future licensing surveys, the outcome of proceedings alleging violations of state or Federal False Claims Acts, laws and regulations governing quality of care or other laws and regulations applicable to our business including laws governing reimbursement from government payers, impacts associated with the implementation of our electronic medical records plan, the costs of investing in our business initiatives and development, our ability to control costs, changes to our valuation of deferred tax assets, changes in occupancy rates in our centers, changing economic and competitive conditions, changes in anticipated revenue and cost growth, changes in the anticipated results of operations, the effect of changes in accounting policies as well as other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors that could cause actual results to differ materially from those indicated in the forward-looking statements. 2

• Joined Diversicare in 2013 as COO • 20+ years of experience in the LTC industry • Previous senior leadership positions at: ‒ Golden Living Senior Leadership 3 • Joined Diversicare In 2012 As CFO • 10 Years Of Senior Finance Positions In The Healthcare Industry • Previous Senior Leadership Positions At: ‒ NuscriptRX ‒ Take Care Health Systems ‒ I-TRAX, Inc. (CHD Meridian) • Joined Diversicare In 2010 • 25 Years+ Of Experience In The LTC Industry • Previous Senior Leadership Positions At: ‒ Beverly ‒ Living Centers Of America ‒ Skilled Healthcare • SNF – Rehab - Hospice Jay McKnight Chief Financial Officer Kelly Gill CEO, President & Director Leslie Campbell Chief Operating Officer

Investment Highlights Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results 4

Diversicare At A Glance

- FY13 Revenue $260M – Q3 FY14 Annualized Run Rate $361M
- 50 SNF's, 1 ALF - 6,229 Licensed Beds - 9 States
- Headquartered In Brentwood, TN



CO
NE
IA
IL
IN (1)
OH (6)
PA
KS (5)
MO (3)
KY (11)
WV
VA
OK
AR
TN (5)
NC
SC
MS
AL (6)
GA
TX (13)
LA
FL (1)

DIVERSICARE

5

Compelling Industry Demographics 6 • SNF’s - The Low Cost Provider Of Institutional Post-acute Care • Long Term Care Spending Continues To Increase ‒ Medicare And Medicaid Expenditures For SNF’s Expected To Grow 84% From 2011 To 2021 ‒ Annual Spending On Older Adults Is Expected To Increase By 250% By 2040 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 1980 1990 2000 2010 2020 2030 2040 2050 Age 85 and older Age 60 and older Age 65 and older Raising Demand Seniors As A Percentage Of Total US Population Stable Supply Number Of Certified Nursing Facilities 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2003 2004 2005 2006 2007 2008 2009 2010 2011 Source: Kaiser Family Foundation Source: Department of Health and Human Services Between 2010 – 2050 US Population Over 65 Is Projected To Double From 40.2 To 88.5 Million

Core Foundation Activities Investments Made In Internal Improvements And Scalability Position Diversicare For External Growth 7 2010 Today Expanded Focus Now On Portfolio Growth Phase 1 & Ongoing Phase 2 Platform Development Operational Improvement Facility Renovations

Results: Improved Patient Mix Medicare Average Daily Census Managed Care Average Daily Census 8 300 350 400 450 500 550 600 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 383 382 374 441 500 563 544 40 60 80 100 120 140 160 180 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 110 89 100 114 150 138 152 Skilled Care and Marketing Initiatives: • 24 Hour RN Coverage With Specialized Clinical Capability • Clinical Programs Drives Higher Acuity And Favorable Reimbursement Trends • Facility Based Sales Representatives Deploy Centrally Managed Business Development Activities • Clinical Programs Can Be Customized For Physician Needs

$380 $400 $420 $440 $460 $480 $500 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 394.23 446.75 Results: Rate Increases Driven By Higher Acuity Medicare Rate Per Day 9 Note: 2012 and prior have not been restated for the West Virginia disposition. A B A – Represents the CMS Final Rule fluctuation issued in October 2010 lasting through Q3 2011. B – Driven by 2% decrease in rates as a result of sequestration beginning April 1, 2013. • Medicare Rate Growth Driven By Acuity • 13.3% Increase From Q3 ‘10 To Q3 ‘14

$145 $150 $155 $160 $165 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 147.93 161.43 Results: Rate Increases Driven By Higher Acuity Medicaid Rate Per Day 10 • Medicaid Rates Driven By Acuity • 9.1% Increase From Q3 ‘10 To Q3 ‘14 Note: 2012 and prior have not been restated for the West Virginia disposition.

Results: Improving G&A Leverage 11 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 G&A Expense as a % of Revenue  Continued G&A Reduction Efforts In Place  Right Sized Overhead Structure For New Portfolio  Centralized Core Functions To Leverage Skilled Teams  Savings From G&A Reductions Funded Strategic Investments  G&A Increased In First Half ‘13 Due To Acquisition Activity

Revenue Growth and Cost Management Revenue Growth Through Acquisitions Facility-Level Margins Improving G&A Growth In Early ‘13 Due To Acquisition Scalability: Downward Trend Despite M&A Costs 12

Results: Improved Quality Measures 13 12.5% 18.8% 31.3% 16.7% 12.5% 0.0% 4.0% 6.0% 30.0% 60.0% 0% 10% 20% 30% 40% 50% 60% 70% 1 Star 2 Star 3 Star 4 Star 5 Star December 2008 September 2014 Five Star Awards – Quality Measures 90.0% Of Diversicare Centers Were Rated 4 Or 5 Star In Terms Of Quality Measures Compared To 29.2% As Of December 2008

Results: Platform Upgrades Implement an Electronic Medical Record (EMR) Solution Centralization of Key Processes People – Processes – Resources 14 Goal is to Position Company for Rapid Growth

Continue To Enhance Existing Portfolio 15 Continual Improvement Of Quality Measures Continue to Drive Volume Of Patients Served Improve Skilled Mix / Provide High-Acuity Services Ongoing Renovation Of Facilities

Portfolio Growth Is Now Added Focus Active Pipeline And Buyer-Friendly Market Target 5-10 New Facilities Per Year Expanded Operating Infrastructure = Scalability Flexibility On Structure = Several Sources Of Financial Capacity 16

Results: Quarterly Revenue Trends 17 * Same-store Group Represents All Centers Not Included In Respective Acquisition Groups Above. Does Not Include New Acquisitions Finalized Subsequent To Q3 2014. Qu ar terly R ev en u e (milli o n s)

Q3 2014 vs. Q2 2014 (in millions) Q3 ’14 Q2 ’14 Q3 ’14 Q2 ’14 Q3 ’14 Q2 ’14 2014 Acquisitions (7) $10.0 $3.3 $8.0 $2.3 $2.0 $1.0 2013 Acquisitions (10) $18.6 $18.6 $15.6 $15.3 $3.0 $3.3 Total for all acquisitions $28.6 $21.9 $23.6 $17.6 $5.0 $4.3 Same-store group* $61.7 $60.4 $49.4 $47.1 $12.3 $13.3 Consolidated total $90.3 $82.3 $73.0 $64.7 $17.3 $17.6 Revenue Operating Expense Operating Margin Results: New Centers And Same-Store 18 *Same-Store Group Represents All Nursing Centers Not Included In The Respective Acquisition Groups Above.

Results: Impact Of New Centers 19 Most Acquisitions Are Accretive To Earnings Within A Quarter Of Acquisitions Date – The Exceptions Being Development Opportunities Like Rose Terrace & Clinton, KY Demonstrated Platform Scalability By Increasing Revenues With A Resulting Reduction in G&A Expense As Percentage Of Revenue New Facility Integration, Including EMR, Implemented During The First Quarter Of Operations At New Facilities

Deepen and Expand Existing Footprint 20 Today 2010 • Portfolio Has Grown By 65% After Divestitures • Enhanced % Of Owned Facilities From 20% In 2010 To 25% Today • Exited Arkansas • Exited West Virginia • Entered Missouri, Kansas, and Indiana • Added Facilities in Ohio, Alabama, and Kentucky

Flexible Acquisition Structures Broaden Pipeline • Full Ownership Of Assets • Participate In Value Appreciation • Enhance Facility Ownership Fee-Simple Acquisition • Minimal Capital Required • Leverage Turnaround Capabilities • Leverage Strong REIT Relationships Assumption Of Leases 21 2010 Today 20% 25% 80% 75%

Key Financial and Operating Statistics Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Average Daily Census 3,460 3,880 3,986 4,090 4,414 Total Average Daily Census – Medicare & Managed Care 474 555 650 701 696 Skilled Mix % 13.7% 14.3% 16.3% 17.1% 15.7% Occupancy (Available Beds) 80.5% 80.3% 80.3% 81.3% 81.3% Medicare Rate Per Day $429.23 $435.63 $437.64 $438.46 $446.75 Medicaid Rate Per Day $156.85 $158.51 $157.83 $158.47 $161.43 Revenue (Millions) $64.6 $75.7 $77.8 $82.3 $90.3 Facility Level Operating Profit $10.4 $14.6 $15.0 $17.6 $17.3 G&A % of Revenue 7.7% 6.8% 6.6% 6.5% 6.2% Adjusted EBITDAR $4.8 $8.1 $7.9 $10.8 $10.1 Adjusted EBITDA $(0.1) $2.4 $1.9 $4.6 $3.2 22

Investment Highlights Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census and Skilled Mix Attractive Opportunity to Grow Portfolio Positively Trending Financial Results 23

Appendix A: Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR 24 (a) Represents the separation and related costs of Diversicare Healthcare Services, Inc. (b) Represents non-recurring costs associated with acquisition-related transactions. (c) Represents the negative EBITDA associated with the new facility and venture start-ups of Diversicare Healthcare Services, Inc. (d) Represents non-recurring restructuring costs associated with the disposition of Arkansas. Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) Net income (loss) (4,765)$ (571)$ (1,045)$ 1,101 4,147 Loss (income) from discontinued operations 2,444 (352) 612 (128) (3,928) Income tax provision (benefit) (1,374) 52 (365) 754 147 Interest expense 855 891 892 949 916 Depreciation 1,634 1,792 1,735 1,705 1,812 EBITDA (1,206) 1,812 1,829 4,381 3,094 EBITDA adjustments: Separation and related costs (a) - - - - - Acquisition related costs (b) 123 104 110 207 124 New facility start-up negative EBITDA (c) 115 - - - - Restructuring (d) 944 502 - - - Adjusted EBITDA (24) 2,418 1,939 4,588 3,218 Add: lease expense 4,817 5,644 5,967 6,251 6,876 Adjusted EBITDAR 4,793$ 8,062$ 7,906$ 10,839 10,094